PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.

                       Statement of Additional Information
                               dated March 1, 1996

     Prudential Intermediate Global Income Fund, Inc. (the Fund) is an open-end, non-diversified management investment company, or a mutual fund, whose investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell certain derivatives, including put and call options on U.S. Government securities and Foreign Government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities.

     The Fund's investment objective and policies are described in the Fund's Prospectus. This statement contains additional information about those policies. The Fund is also subject to certain investment restrictions. See "Investment Restrictions" below.

     The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated March 1, 1996, a copy of which may be obtained from the Fund at the address noted above.


                                             TABLE OF CONTENTS
                                                                                               Cross-reference
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                                                                                      Page       Prospectus
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General Information ................................................................  B-2            26
Investment Objective and Policies ..................................................  B-2             9
Additional Investment Policies .....................................................  B-4            15
Investment Restrictions ............................................................  B-14           20
Directors and Officers .............................................................  B-16           20
Manager ............................................................................  B-18           20
Distributor ........................................................................  B-20           21
Portfolio Transactions and Brokerage ...............................................  B-22           23
Purchase and Redemption of Fund Shares .............................................  B-24           27
Shareholder Investment Account .....................................................  B-27           36
Net Asset Value ....................................................................  B-30           23
Performance Information ............................................................  B-31           24
Taxes, Dividends and Distributions .................................................  B-32           24
Organization and Capitalization ....................................................  B-35           --
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants ......  B-35           23
Financial Statements ...............................................................  B-36           --
Report of Independent Accountants ..................................................  B-48           --
Appendix A--Description of Securities Ratings ......................................  A-1            --
Appendix I--General Investment Information .........................................  I-1            --
Appendix II--Historical Performance Data ...........................................  II-1           --

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MF 155 B

                               GENERAL INFORMATION

     The Fund was incorporated in Maryland on March 15, 1988 under the name "The Prudential Intermediate Income Fund, Inc." as a closed-end, non-diversified management investment company. The Fund operated as a closed-end fund prior to October 7, 1991. On August 8, 1991, shareholders approved open-ending the Fund and changing the Fund's name to "Prudential Intermediate Global Income Fund, Inc." and since October 7, 1991, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell put and call options on U.S. Government securities and Foreign Government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

     MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty year fixed rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage- backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates
(GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, Adjustable Rate Mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and Fixed Rate Mortgage Securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

     The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

FOREIGN SECURITIES

     Foreign securities in which the Fund will invest will generally be denominated in foreign currencies, will be traded on foreign markets, including foreign stock exchanges, and will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S.

dollar value of the Fund's assets denominated in that currency. These changes will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses which will increase or decrease investment company taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     In the event of a default of foreign debt obligations, it may be difficult for the Fund to obtain or enforce a judgment against the issuer of the securities.

                         ADDITIONAL INVESTMENT POLICIES

     In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, return enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on debt securities, financial indices, U.S. and foreign government debt securities and foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."

OPTIONS ON SECURITIES

     The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options).

     When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at a specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price, upon exercise of the option.

     The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value at least equal to the fluctuating market value of the optioned securities. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.


     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered "cover" for both the put and the call) and the Fund will also deposit in a segregated account with its Custodian cash, U.S. Government securities or other liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written).


     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised, the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, the Fund might not be able to effect a closing sale transaction in a particular option it has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the Exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC Options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC Option, it relies on the dealer from which it has purchased the OTC Option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC Options.

     Exchange-traded options generally have a continuous liquid market while OTC Options may not. Consequently, the Fund will generally be able to realize the value of an OTC Option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC Option, it generally will be able to close out the OTC Option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the OTC Option. While the Fund will enter into OTC Options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using out-of-the-money call options may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price.

     The Fund may purchase call options on debt securities it intends to acquire in order to hedge against an anticipated market appreciation in the price of the underlying securities at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit.

     The Fund may purchase put options on debt securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on debt securities to hedge against an anticipated rise in the price it will have to pay for debt securities it intends to buy in the future. If the market price of the debt securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

     The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other carefully selected securities, which the investment adviser believes may move in the same direction as those portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at through purchase of call options on other carefully selected debt securities, which the investment adviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of a call option so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call option increases less than the value of the securities to be acquired by the Fund.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. The Fund may to purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

     A GNMA Certificate held by the Fund cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.

FUTURES CONTRACTS

     The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. Government securities, corporate debt securities and certain Foreign Government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transaction costs.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

OPTIONS ON FUTURES CONTRACTS

     The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Fund may only write (i.e., sell) covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the

Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

     If the investment adviser wishes to shorten the effective average maturity of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the effective average maturity of the Fund, the Fund may buy a futures contract or a call option thereon or sell a put option.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain a segregated asset account with the Fund's Custodian sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. Government securities or other liquid high-grade debt obligations from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or covered call options on currencies either on exchanges or in over-the-counter markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options or securities, described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency.

     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position-hedging transaction, the Fund's Custodian or subcustodian will place cash or U.S. Government securities or other high-grade debt obligations in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

     If a decline in any currency is generally anticipated by the investment adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

     Options, futures contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the

Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS
AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

     The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in interest rates or foreign currency exchange which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, to change the effective duration of the Fund's portfolio and to enhance the Fund's return. As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (i) cash set aside in an identifiable manner or short-term U.S. Government or other U.S. dollar denominated high-grade short-term debt securities segregated for this purpose, (ii) cash proceeds on existing investments due within thirty days and (iii) accrued profits on the particular futures contract or option thereon.

     In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale prices. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

     When the Fund borrows money for temporary, extraordinary or emergency purposes or for the clearance of transactions, it will borrow no more than 20% of its net assets and, in any event, the value of its total assets (i.e., including borrowings) less its liabilities (excluding borrowings) must at all times be maintained at not less than 300% of all outstanding borrowings. If, for any reason, including adverse market conditions, the Fund should fail to meet this test, it will be required to reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to meet the test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when it is disadvantageous to do so.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Fund may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by the Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by the Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowings" above. The Fund does not presently intend to enter into reverse repurchase agreements or dollar rolls.

INTEREST RATE SWAP TRANSACTIONS

     The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used. The Fund does not presently intend to enter into interest rate swap transactions.

PORTFOLIO TURNOVER

     The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its annual portfolio turnover rate may exceed 100% although the rate is not expected to exceed 300%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. The Fund's portfolio turnover rate was 220% and 554% for the fiscal years ended December 31, 1995 and 1994, respectively. The Fund's portfolio turnover rate for the fiscal year ended December 31, 1994 was high as a result of the Subadviser's attempt to minimize impact of rising yields in the global bond market on principal.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

     2. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to obligations of the U.S. Government and obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

     4. Purchase securities of other investment companies, except in accordance with applicable limits under the Investment Company Act.

     5. Make short sales of securities or maintain a short position, with the exception of "short sales against the box," provided that not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

     6. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary or extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swaps, reverse repurchase agreements or dollar roll transactions, options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     7. Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options in foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

     8. Make loans (except that purchases of debt securities in accordance with the Fund's investment objective and policies and loans of portfolio securities and repurchase agreements are not considered by the Fund to be "loans").

     9. Make investments for the purpose of exercising control or management over the issuers of any security.

     10. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

          1. Invest in oil, gas and mineral leases.

          2. Invest in securities of any issuer if any officer or director of the Fund or the Fund's Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

          3. Purchase warrants if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

          4. Purchase any security if as a result the Fund would hold more than 10% of any class of securities of any issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class and all debt issues as a single class) or more than 10% of the outstanding voting securities of any issuer.

          5. Invest more than 50% of its total assets in the securities of any one issuer. This limitation will not apply to securities which are direct obligations of the U.S. Government, its agencies or instrumentalities or to obligations of the government of Canada.

          6. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

          7. Invest more than 15% of its assets in securities which the Fund would be restricted from selling to the public without registration under the Securities Act, but excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that are determined to be liquid by the Board of Directors, securities of unseasoned issuers including their predecessors, which have been in operation for less than three years.

          8. Purchase or sell real property (including limited partnership interests), excluding readily available interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                                              DIRECTORS AND OFFICERS

                                                     Principal Occupations and                               Position
Name, Address and Age                                  Other Affiliations                                    with Fund
---------------------                                -------------------------                               ---------


Thomas A. Owens, Jr. (73)            Consultant.
c/o Prudential Mutual Fund                                                                                   Director
    Management, Inc.
    One Seaport  Plaza
    New York, NY


*Richard A. Redeker (52)             President, Chief Executive Officer and Director (since October
 One Seaport Plaza                     1993), PMF; Executive Vice President, Director and Member of the      President
 New York, NY                          Operating Committee (since October 1993), Prudential Securities;      and Director
                                       Director (since October 1993) of Prudential Securities Group,
                                       Inc. (PSG); Executive Vice President, The Prudential Investment
                                       Corporation (PIC) (since July 1994); Director (since January
                                       1994) of Prudential Mutual Fund Distributors, Inc. (PMFD) and
                                       Prudential Mutual Fund Services, Inc. (PMFS); formerly Senior
                                       Executive Vice President and Director of Kemper Financial
                                       Services, Inc. (September 1978-September 1993); Director of The
                                       High Yield Income Fund, Inc.


Gerald A. Stahl (56)                 President, Rochester Lumber Company.                                    Director
c/o Prudential Mutual Fund
    Management, Inc.
    One Seaport Plaza
    New York, NY


Stephen Stoneburn (52)               President, Argus Integrated Media, Inc. (since June 1995); formerly     Director
c/o Prudential Mutual Fund             Senior Vice President and Managing Director, Cowles Business
    Management, Inc.                   Media (January 1993-1995); Senior Vice President (January
    One Seaport Plaza                  1991-1992) and Publishing Vice President (May 1989-December 1990)
    New York, NY                       of Gralla Publications a division of United Newspapers, U.K.;
                                       formerly Senior Vice President of Fairchild Publications, Inc.

Robert H. Wellington (73)            Retired (since January 1994); formerly Chairman and Chief Executive     Director
c/o Prudential Mutual Fund             Officer, AMSTED Industries, Incorporated (diversified manufacturer
    Management, Inc.                   of railroad, construction and industrial products).
    One Seaport Plaza
    New York, NY

Robert F. Gunia (49) One             Chief Administrative Officer (since July 1990), Director (since         Vice President
Seaport Plaza                          January 1989) and Executive Vice President, Treasurer and Chief
New York, NY                           Financial Officer of PMF; Senior Vice President (since March 1987)
                                       of Prudential Securities; Executive Vice President, Treasurer,
                                       Comptroller and Director (since March 1991) of PMFD; Director
                                       (since June 1987) of PMFS; Vice President and Director
                                       of The Asia Pacific Fund, Inc. (since May 1989).

Grace Torres (36)                    First Vice President (since March 1994) Prudential Mutual Fund          Treasurer and
One Seaport Plaza                      Management, Inc. First Vice President of Prudential Securities        Chief Accounting
New York, NY                           (since March 1994); prior thereto, Vice President of Bankers          Officer
                                       Trust Corporation.

S. Jane Rose (50)                    Senior Vice President (since January 1991) and Senior Counsel and       Secretary
One Seaport Plaza                      First Vice President (June 1987-December 1990) of PMF; Senior
New York, NY                           Vice President and Senior Counsel of Prudential Securities (since
                                       July 1992) formerly Vice President and Associate General Counsel of Prudential Securities.


----------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.



                                                     Principal Occupations and                               Position
Name, Address and Age                                  Other Affiliations                                    with Fund
---------------------                                -------------------------                               ---------
Deborah A. Docs  (38)                Vice President and Associate General Counsel (since January 1993) of    Assistant
One Seaport Plaza                      PMF; Vice President and Associate General Counsel (since January      Secretary
New York, NY                           1993), of Prudential Securities; previously Associate Vice
                                       President (January 1990-December 1992) Assistant General Counsel
                                       (November 1991-December 1992) and Assistant Vice President
                                       (January 1989-December 1989) of PMF.

Stephen M. Ungerman (42)             First Vice President of Prudential Mutual Fund Management, Inc.         Assistant
One Seaport Plaza                      (since February 1993); prior thereto, Senior Tax Manager of Price     Treasurer
New York, NY                           Waterhouse (1981-January 1993).

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993.

     The Board of Directors has nominated a new slate of Directors for the Fund which will be submitted to shareholders at a special meeting scheduled to be held in or about October 1996.


     The Fund pays each of its Directors who is not an affiliated person of the investment adviser annual compensation of $7,500. Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Board of Directors' fees, together with interest thereon, is a general obligation of the Fund.


     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1995 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1995.


                                                                                                                 Total
                                                                          Pension or                          Compensation
                                                                          Retirement        Estimated           From Fund
                                                         Aggregate      Benefits Accrued      Annual            And Fund
                                                        Compensation    As Part of Fund    Benefits Upon      Complex Paid
      Name and Position                                   From Fund         Expenses        Retirement        to Directors
      -----------------                                 ------------    -----------------  --------------     -------------
Thomas A. Owens, Jr., Director .........................   $7,500             None             N/A            $87,000(12/13)*
Gerald A. Stahl, Director ..............................   $7,500             None             N/A            $11,875(2/2)*
Stephen Stoneburn, Director ............................   $7,500             None             N/A            $44,875(7/7)*
Robert H. Wellington, Director .........................   $7,500             None             N/A            $19,000(3/3)*

----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

     As of February 9, 1996, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.


     As of February 9, 1996, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were Robert
L. Mofenson Trustee for the benefit of Robert L. Mofenson, P.O. Box 1103, Great Neck, NY 11023-0103 who held 1,484 Class C shares of the Fund (61.2%); and Prudential Securities, Inc. FA Gidi G. Cohen, 28 Buckaneer St. #B, Marina Del Ray, CA 90292-5103 who held 833 Class C shares of the Fund (34.4%).

     As of February 9 ,1996, Prudential Securities was record holder of 11,751,807 Class A shares (or 55% of the outstanding Class A shares), 1,628,938 Class B shares (or 78% of the outstanding Class B shares) and 2,317 Class C shares (or 96% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER

     The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute as of September 30, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

     In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

     (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 10, 1995 and by shareholders of the Fund on February 25, 1988.

     PMF earned management fees of $1,650,798, $2,210,372 and $2,934,112 for the fiscal years ended December 31, 1995, 1994 and 1993, respectively.


     PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of The Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund; PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing services to PMF. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management, Inc.

     The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 10, 1995 and was approved by shareholders of the Fund on May 12, 1988.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide--more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.


     Based on data for the period from January 31, 1995 to September 30, 1995 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $150 million in bond transactions and over $3.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities. Based on complex-wide data for the period from January 31, 1995 to September 30, 1995, on an average day, 7,000 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

     The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

     With respect to taxable fixed-income obligations, credit analysts review financial statements published by corporate (and governmental) issuers to examine income statements, balance sheets and cash flow numbers. They evaluate this data against their expectations of sales, earnings growth and trends in credit ratios. They study the impact of economic, regulatory and political developments on companies and industries and look at the relative value of companies. They are in regular communication both in person and by telephone with company management, Wall Street analysts and rating agencies.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

                                   DISTRIBUTOR

     Prudential Securities, One Seaport Plaza, New York, New York 10292 acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD) One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. See "How the Fund is Managed--Distributor" in the Prospectus.


     Prior to October 7, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the then existing Class A shares). On April 18, 1991, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. The Class A Plan was approved by shareholders of the Fund on August 8, 1991. On April 18, 1991, the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. The Class B Plan was approved by Class B shareholders on December 3, 1992.


     On May 12, 1993, the Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 12, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 10, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

     CLASS A PLAN. For the fiscal year ended December 31, 1995, PMFD received payment of $301,139 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares.

     In addition, for the fiscal year ended December 31, 1995, PMFD received approximately $8,900 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended December 31, 1995, the Distributor received $145,025 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $51,300 on behalf of the Fund during such year. It is estimated that of the latter amount approximately 11.1% ($5,700) was spent on printing and mailing of prospectuses to other than current shareholders; 1.4% ($700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for its distribution of Fund shares; and 87.5% ($44,900) on the aggregate of (i) payments of commissions to financial advisers 51.6% ($26,500) and (ii) an allocation of overhead and other branch office distribution related expenses 35.9% ($18,400). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995, Prudential Securities received $59,900 in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended December 31, 1995, Prudential Securities received $81 under the Class C Plan and spent approximately $300 in distributing Class C shares. It is estimated that of the latter amount, approximately 66.7% ($200) was spent on printing and mailing of prospectuses to other than current shareholders; and 33.3% ($100) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (13.3% or $40) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (20% or $60). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995, Prudential Securities did not receive any contingent deferred sales charges attributable to Class C shares.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if they are terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 10, 1995. On November 3, 1995, the Directors approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In setting the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities (or any affiliate) may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliates) by applicable law.

     The Fund paid no brokerage commissions to Prudential Securities for the fiscal year ended December 31, 1995, December 31, 1994, and December 31, 1993.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the Securities and Exchange Commission in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and (iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.0% and Class B* and Class C* shares are sold at net asset value. Using the Fund's net asset value at December 31, 1995, the maximum offering price of the Fund's shares is as follows:


CLASS A
Net asset value and redemption price per Class A share ...........................   $8.30
                                                                                     -----
Maximum sales charge (3.0% of offering price) ....................................     .26
                                                                                     -----
Offering price to public .........................................................   $8.56
                                                                                     =====
CLASS B
Net asset value, offering price and redemption price per Class B share* ..........   $8.31
                                                                                     =====
CLASS C
Net asset value, offering price and redemption price per Class C share* ..........   $8.31
                                                                                     =====

----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include a employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Net Asset Value" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

     LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

     A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

     The contingent deferred sales charge is waived under circumtances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                   REQUIRED DOCUMENTATION
Death                                                A copy of the shareholder's death certificate or,
                                                     in the case of a trust, a copy of the grantor's
                                                     death certificate, plus a copy of the trust agreement
                                                     identifying the grantor.

Disability--An individual will be                    A copy of the Social Security Administration award
considered disabled if he or she is                  letter or a letter from a physician on the physician's
unable to engage in any substantial                  letterhead stating that the shareholder (or, in the
gainful activity by reason of any                    case of a trust, the grantor) is permanently disabled.
medically determinable physical or                   The letter must also indicate the date of disability.
mental impairment which can be expected
to result in death or to be of
long-continued and indefinite duration.

Distribution from an IRA or 403(b)                   A copy of the distribution form from the custodial
Custodial Account                                    firm indicating (i) the date of birth of the shareholder
                                                     and (ii) that the shareholder is over age 59 1/2 and
                                                     is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                    A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                 A letter from the shareholder (for an IRA) or the plan
                                                     administrator/trustee on company letterhead indicating
                                                     the amount of the excess and whether or not taxes
                                                     have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994.

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             Contingent Deferred Sales Charge
                                            as a Percentage of Dollars Invested
                                                   or Redemption Proceeds
Year Since Purchase                       ------------------------------------------
   Payment Made                           $500,001 to $1 million     Over $1 million
-------------------                       ----------------------     ---------------
First ...................................          3.0%                    2.0%
Second ..................................          2.0%                    1.0%
Third ...................................          1.0%                      0%
Fourth and thereafter ...................            0%                      0%

     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS.

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE.

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
            (California Money Market Series)

          Prudential Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
            (Connecticut Money Market Series)
            (Massachusetts Money Market Series)
            (New Jersey Money Market Series)
            (New York Money Market Series)

          Prudential MoneyMart Assets, Inc.

          Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower that it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(superior1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(superior2)

Period of
Monthly investments:       $100,000      $150,000       $200,000       $250,000
--------------------       --------      --------       --------       --------
25 Years .................  $  110        $  165         $  220         $  275
20 Years .................     176           264            352            440
15 Years .................     296           444            592            740
10 Years .................     555           833          1,110          1,388
5 Years ..................   1,371         2,057          2,742          3,428

See "Automatic Savings Accumulation Plan."

----------

     (superior1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

     (superior2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and/or Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS.

     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS.

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                       TAX-DEFERRED COMPOUNDING(superior1)

Contributions                        Personal
Made Over:                           Savings                    IRA
-------------                       ---------                 --------
10 years                            $ 26,165                  $ 31,291
15 years                              44,675                    58,649
20 years                              68,109                    98,846
25 years                              97,780                   157,909
30 years                             135,346                   244,692

----------

     (superior1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board, the value of the investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

     Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                             P(1+T)(superior n) = ERV

     Where: P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
          ERV = ending redeemable value at the end of the one, five or ten year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the one, five or ten year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.

     The average annual total return for Class A shares for the one, five and since inception (May 26, 1988) periods ended December 31, 1995 was 20.29%, 7.51% and 7.68%, respectively. The average annual total return for Class B shares for the one year and one year and since inception (January 15, 1992) periods ended December 31, 1995 was 20.25% and 7.78%, respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1995 was 22.25% and 13.96, respectively.

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                      --- -
                                        P

     Where:  P = a hypothetical initial payment of $1,000.
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of the one, five or ten year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     The Fund's aggregate total return for Class A shares for the one, five and since inception periods ended December 31, 1995 was 24.01%, 48.02% and 80.79%, respectively. The aggregate total return for Class B shares for the one year and since inception periods ended on December 31, 1995 was 23.25% and 35.47%, respectively. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1995 was 23.25% and 20.24%, respectively.

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                  a - b
                     YIELD = 2[(--------- +1)(superior6)-1]
                                    cd

     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended December 31, 1995, were 6.36%, 5.95% and 5.95% for Class A, Class B and Class C shares, respectively.

     From time to time, the performance of the fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation. (Superior1)

                    A Look At Performance Over the Long-Term
                                  (1926-1994)

                                    [CHART]

     (superior1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     GENERAL. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or certain other income, including, but not limited to, gains derived from options and futures on such securities or foreign currencies derived with respect to its business of investing in securities and currencies; (b) derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to engage in, or close out, transactions involving options on securities, futures contracts and options thereon.

     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year.

     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1995 of approximately $83,764,100 of which $41,890,000 expires in 1997, $23,240,000 expires in 1998 and $18,634,100 expires in 2002.

     Distributions, if any, will be paid in additional Fund shares based on the net asset value unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.

     The per share dividends on Class B and Class C shares typically will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. Distributions of net investment income, net currency gains and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions made by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     The Fund may purchase debt securities (such as zero-coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.

     BACKUP WITHHOLDING. With limited exceptions, the Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

     FOREIGN SHAREHOLDERS. Distributions of net investment income made to a nonresident alien individual fiduciary of a foreign estate or trust or foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder, and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     OTHER TAXATION. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                         ORGANIZATION AND CAPITALIZATION

     The Fund was initially incorporated in Maryland on March 15, 1988. On August 8, 1991, the Fund's shareholders voted to change the name of the Fund to Prudential Intermediate Global Income Fund, Inc. and to change the Fund from a closed-end company to an open-end company. On October 20, 1992, the Fund's Board of Directors approved a change in the Fund's fiscal year end to December 31.

                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                       AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year December 31, 1995, the Fund incurred fees of approximately $387,500 for the services of PMFS.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of                  PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1995                               INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS(a)--90.4%
------------------------------------------------------------
Australia--2.2%
A$      2,900   New South Wales Treasury
                   Corporation,
                6.50%, 5/1/06                     $   1,867,647
        4,000   Queensland Treasury
                   Corporation,
                6.50%, 6/14/05                        2,608,806
                                                  -------------
                                                      4,476,453
------------------------------------------------------------
Canada--6.2%
C$      3,000   British Columbia Provincial
                   Bond,
                7.75%, 6/16/03                        2,277,159
                Canadian Government Bonds,
        9,500   9.00%, 12/1/04                        7,844,707
        2,700   9.00%, 6/1/25                         2,305,747
                                                  -------------
                                                     12,427,613
------------------------------------------------------------
Czech Republic--0.3%
CZK    15,000   Skoda Finance,
                11.625%, 2/9/98                         569,090
------------------------------------------------------------
Denmark--7.7%
                Danish Government Bonds,
DKr    30,400   8.00%, 5/15/03                        5,836,656
       35,000   7.00%, 12/15/04                       6,270,499
       16,500   8.00%, 3/15/06                        3,135,791
                                                  -------------
                                                     15,242,946
------------------------------------------------------------
France--1.1%
FF      10,500  National Bank of Hungary,
                8.00%, 11/12/99                       2,089,280
------------------------------------------------------------
Germany--12.4%
 DM     4,035   DSL Finance BV,
                7.375%, 2/15/00                       3,049,349
                German Government Bonds,
 DM     2,910   5.375%, 2/22/99                   $   2,094,534
        2,500   5.75%, 8/22/00                        1,812,659
        6,630   6.75%, 4/22/03                        4,897,054
       10,000   7.375%, 1/3/05                        7,627,059
        8,000   6.25%, 1/4/24                         5,205,250
                                                  -------------
                                                     24,685,905
------------------------------------------------------------
Ireland--3.3%
                Irish Government Bonds,
IEP      2,700  9.25%, 7/11/03                        4,799,147
        1,100   8.00%, 8/18/06                        1,817,132
                                                  -------------
                                                      6,616,279
------------------------------------------------------------
Italy--5.4%
Lira  1,500,000 Bayerische Landesanstalt Bank,
                10.625%, 5/12/00                        956,037
                Italian Government Bonds,
   12,750,000   8.50%, 8/1/99                         7,629,323
    3,500,000   10.00%, 8/1/03                        2,148,851
                                                  -------------
                                                     10,734,211
------------------------------------------------------------
Netherlands--6.6%
                Dutch Government Bonds,
 NLG    5,000   7.50%, 6/15/99                        3,398,316
        3,100   9.00%, 7/1/00                         2,236,525
        8,500   7.00%, 6/15/05                        5,671,085
        2,600   7.50%, 1/15/23                        1,777,667
                                                  -------------
                                                     13,083,593
------------------------------------------------------------
New Zealand--0.8%
NZ$     2,500   New Zealand Government Bond,
                10.00%, 7/15/97                       1,678,165

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                   PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1995                                INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
Spain--4.0%
Pts    300,000  Republic of Argentina,
                12.80%, 12/9/97                   $   2,424,689
                Spanish Government Bonds,
      400,000   10.30%, 6/15/02                       3,404,461
      300,000   8.20%, 2/28/09                        2,190,138
                                                  -------------
                                                      8,019,288
------------------------------------------------------------
United Kingdom--7.2%
                United Kingdom Treasury Bonds,
BP      2,600   9.00%, 3/3/00                         4,347,790
        4,000   8.00%, 9/25/09                        6,398,476
        2,000   6.25%, 11/25/10                       2,704,612
          600   Guaranteed Export Finance
                   Corporation,
                7.25%, 12/15/98                         937,181
                                                  -------------
                                                     14,388,059
------------------------------------------------------------
United States--33.2%
Corporate Bonds--2.6%
 US$      750   Banco Nacional de Commercial
                   Exterior (Mexico),
                7.50%, 7/1/00                           647,813
        1,250   Bancomer SA (Mexico),
                8.00%, 7/7/98                         1,156,250
        1,850   Cemex SA (Mexico),
                8.875%, 6/10/98                       1,776,000
        1,450   Financiera Energetica Nacional
                   (Columbia),
                9.00%, 11/8/99                        1,513,437
                                                  -------------
                                                      5,093,500
                                                  -------------
Sovereign Bonds--3.1%
                Republic of Brazil,
        1,140   6.6875%, 1/1/01, FRB/IDU                981,825
        1,500   6.00%, 9/15/13                          832,500
        1,250   Republic of Colombia,
                8.75%, 10/6/99                        1,314,455
US$     1,600   Republic of Ecuador
                6.8125%, 2/28/25, FRB             $     808,000
        3,100   Republic of Poland
                6.875%, 10/27/24, FRB                 2,340,500
                                                  -------------
                                                      6,277,280
                                                  -------------
Supranational Bond--0.6%
        1,200   Corporacion Andina de Fomento,
                7.375%, 7/21/00                       1,203,000
                                                  -------------
U.S. Government Obligations--26.9%
        4,500   United States Treasury Bond,
                7.50%, 11/15/24                       5,409,135
                United States Treasury Notes,
       15,000   6.75%, 6/30/99                       15,684,300
        6,500   6.125%, 9/30/00                       6,695,000
       16,500   5.75%, 8/15/03                       16,698,495
        7,800   7.875%, 11/15/04                      9,028,500
                                                  -------------
                                                     53,515,430
                                                  -------------
                                                     66,089,210
                                                  -------------
                Total long-term investments
                   (cost US$169,640,902)            180,100,092
                                                  -------------
SHORT-TERM INVESTMENTS--7.5%
------------------------------------------------------------
Australia--1.1%
A$      2,900   Barclays Bank Time Deposit,
                   7.125%, 1/5/96                     2,157,883
------------------------------------------------------------
Czech Republic--0.5%
CZK    25,000   Unilever, Euro Commercial Paper
                   10.25%, 2/19/96 (b)                  925,880
------------------------------------------------------------
Italy--0.3%
Lira   900,000  Mellon Bank Time Deposit,
                   10.25%, 1/5/96                       567,661

-------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal                                           US$
Amount                                              Value
(000)                    Description                (Note 1)
------------------------------------------------------------
New Zealand--2.1%
NZ$     5,000   New Zealand Government Bond,
                9.00%, 11/15/96                   $   3,285,812
        1,500   Mellon Bank Time Deposit,
                8.25%, 1/5/96                           979,950
                                                  -------------
                                                      4,265,762
------------------------------------------------------------
Spain--0.7%
Pts    180,000  Barclays Bank Time Deposit,
                9.0625%, 1/5/96                       1,484,504
------------------------------------------------------------
United Kingdom--0.7%
BP        850   Mellon Bank Time Deposit,
                6.375%, 1/5/96                        1,316,482
------------------------------------------------------------
United States--2.1%
US$     4,263   Joint Repurchase Agreement
                   Account,
                5.85%, 1/2/96, (Note 5)               4,263,000
                                                  -------------
                Total short-term investments
                   (cost US$14,954,126)              14,981,172
                                                  -------------
------------------------------------------------------------
Total Investments--97.9%
                (cost $184,595,028; Note 4)         195,081,264
                Other assets in excess of
                   liabilities--2.1%                  4,233,396
                                                  -------------
                Net Assets--100%                  $ 199,314,660
                                                  -------------
                                                  -------------

---------------
Portfolio securities are classified according to the securities currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts.
(b) Percentages quoted represent yield-to-maturity as of purchase date. FRB-Floating Rate Bond.
IDU-Interest Due and Unpaid Bonds.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Statement of Assets and Liabilities              INCOME FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1995
                                                                                                            -----------------
Investments, at value (cost $184,595,028)...............................................................        $ 195,081,264
Foreign currency (cost $286,047)........................................................................              287,917
Interest receivable.....................................................................................            5,410,531
Receivable for investments sold.........................................................................            1,362,883
Forward currency contracts-net amount receivable from counterparties....................................               53,310
Receivable for Fund shares sold.........................................................................               11,501
Other assets............................................................................................               44,534
                                                                                                              -----------------
   Total assets.........................................................................................          202,251,940
                                                                                                              -----------------
Liabilities
Bank overdraft..........................................................................................               34,254
Payable for investments purchased.......................................................................            1,316,482
Payable for Fund shares reacquired......................................................................              520,496
Forward currency contracts--net amount payable to counterparties........................................              501,989
Accrued expenses........................................................................................              299,275
Management fee payable..................................................................................              129,214
Dividends payable.......................................................................................               99,913
Distribution fee payable................................................................................               34,693
Withholding taxes payable...............................................................................                  964
                                                                                                              -----------------
   Total liabilities....................................................................................            2,937,280
                                                                                                              -----------------
Net Assets..............................................................................................        $ 199,314,660
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      24,007
   Paid-in capital in excess of par.....................................................................          271,494,889
                                                                                                              -----------------
                                                                                                                  271,518,896
   Undistributed net investment income..................................................................            1,651,431
   Accumulated net realized loss on investments.........................................................          (83,880,683)
   Net unrealized appreciation on investments and foreign currencies....................................           10,025,016
                                                                                                              -----------------
Net assets, December 31, 1995...........................................................................        $ 199,314,660
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($181,984,629 / 21,921,450 shares of common stock issued and outstanding).........................                $8.30
   Maximum sales charge (3.00% of offering price).......................................................                  .26
                                                                                                                        -----
   Maximum offering price to public.....................................................................                $8.56
                                                                                                                        =====
Class B:
   Net asset value, offering price and redemption price per share
      ($17,316,889 / 2,083,751 shares of common stock issued and outstanding)...........................                $8.31
                                                                                                                        =====
Class C:
   Net asset value, offering price and redemption price per share
      ($13,142 / 1,581 shares of common stock issued and outstanding)...................................                $8.31
                                                                                                                        =====

-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Interest and discount earned.............      $16,491,112
   Income from securities loaned............            4,913
                                               -----------------
                                                   16,496,025
                                               -----------------
Expenses
   Management fee...........................        1,650,798
   Distribution fee--Class A................          301,139
   Distribution fee--Class B................          145,025
   Distribution fee--Class C................               81
   Transfer agent's fees and expenses.......          468,000
   Custodian's fees and expenses............          298,000
   Reports to shareholders..................          133,000
   Audit fees and expenses..................           72,000
   Registration fees........................           54,000
   Legal fees and expenses..................           34,000
   Directors' fees and expenses.............           33,000
   Insurance expense........................            6,000
   Miscellaneous............................           12,361
                                               -----------------
      Total expenses........................        3,207,404
                                               -----------------
Net investment income.......................       13,288,621
                                               -----------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................       18,146,832
   Foreign currency transactions............        2,401,415
   Written option transactions..............       (1,839,478)
                                               -----------------
                                                   18,708,769
                                               -----------------
Net change in net unrealized appreciation/depreciation of:
   Investments..............................       14,025,407
   Foreign currencies.......................        1,627,689
   Written options..........................           84,821
                                               -----------------
                                                   15,737,917
                                               -----------------
Net gain on investments and foreign
   currencies...............................       34,446,686
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $47,735,307
                                               -----------------
                                               -----------------


PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                           1995             1994
                                    -------------    -------------
Operations
   Net investment income..........  $  13,288,621    $  17,615,129
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......     18,708,769      (33,774,304)
   Net change in net unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................     15,737,917       (6,472,524)
                                    -------------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     47,735,307      (22,631,699)
                                    -------------    -------------
Net equalization debits...........        (68,241)        (298,272)
                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................    (12,197,948)      (9,720,977)
      Class B.....................     (1,089,996)      (1,068,617)
      Class C.....................           (677)              --
                                    -------------    -------------
                                      (13,288,621)     (10,789,594)
                                    -------------    -------------
   Distributions in excess of net
      investment income
      Class A.....................     (5,263,793)              --
      Class B.....................       (470,367)              --
      Class C.....................           (293)              --
                                    -------------    -------------
                                       (5,734,453)              --
                                    -------------    -------------
   Distributions from net realized
      gains
      Class A.....................             --         (451,238)
      Class B.....................             --          (57,559)
                                    -------------    -------------
                                               --         (508,797)
                                    -------------    -------------
   Tax return of capital
      distributions
      Class A.....................             --       (7,599,757)
      Class B.....................             --         (836,616)
                                    -------------    -------------
                                               --       (8,436,373)
                                    -------------    -------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................     16,586,187       12,598,805
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............      5,341,402        4,734,600
   Cost of shares reacquired......    (81,316,129)    (104,455,068)
                                    -------------    -------------
   Net decrease in net assets from
      Fund share transactions.....    (59,388,540)     (87,121,663)
                                    -------------    -------------
Total decrease....................    (30,744,548)    (129,786,398)
Net Assets
Beginning of year.................    230,059,208      359,845,606
                                    -------------    -------------
End of year.......................  $ 199,314,660    $ 230,059,208
                                    -------------    -------------
                                    -------------    -------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc., (the ``Fund'') was organized in Maryland as a closed-end, non-diversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October 7, 1991, commenced operations as an open-end, non-diversified investment company. The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation, by investing in a portfolio consisting primarily of U.S. and foreign government securities. The Fund will also engage in certain hedging strategies to meet its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities (including options) are valued at their current market value as determined by an independent pricing service, principal market maker or by reference to the applicable exchange price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of December 31, 1995, the Fund had no securities on loan.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $12,161,312 of foreign currency gains to undistributed net investment
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
income from accumulated net realized loss on investments. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15% of 1%, .75% of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $8,900 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI has advised the Fund that for the fiscal year ended December 31, 1995, it received approximately $59,900 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended December 31, 1995, the Fund incurred fees of approximately $387,500 for the services of PMFS. As of December 31, 1995, fees of approximately $28,500 were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and written options, for the fiscal year ended December 31, 1995, aggregated $435,065,739 and $469,492,179, respectively.
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
At December 31, 1995, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                    Value at
       Foreign Currency          Settlement Date     Current      Appreciation
        Sale Contracts             Receivable         Value      (Depreciaton)
-------------------------------  ---------------   -----------   --------------
British Pounds,
 expiring 1/24/96..............    $ 7,869,987     $ 7,915,886     $  (45,899)
Deutschemarks,
 expiring 1/24/96..............     36,887,477      37,013,510       (126,033)
French Francs,
 expiring 1/24-9/16/96.........      6,130,703       6,379,372       (248,669)
Irish Punts,
 expiring 1/24/96..............      1,604,483       1,611,271         (6,788)
Italian Lira,
 expiring 1/5/96...............        614,233         617,045         (2,812)
Japanese Yen,
 expiring 1/24/96..............      3,111,496       3,058,186         53,310
New Zealand Dollars,
 expiring 1/24/96..............     13,752,542      13,798,276        (45,734)
Swiss Francs,
 expiring 1/24/96..............      8,401,149       8,427,203        (26,054)
                                 ---------------   -----------   --------------
                                   $78,372,070     $78,820,749     $ (448,679)
                                 ---------------   -----------   --------------
                                 ---------------   -----------   --------------

Transactions in options written during the fiscal year ended December 31, 1995, were as follows:

                                                  Number of
                                                    Units      Premiums
                                                    (000)      Received
                                                  ----------   ---------
Options outstanding at
 December 31, 1994..............................     40,658    $ 466,627
Options written.................................     72,075      436,677
Options terminated in closing purchase
 transactions...................................    (96,258)    (647,069)
Options exercised...............................    (16,475)    (256,235)
                                                  ----------   ---------
Options outstanding at
 December 31, 1995..............................         --           --
                                                  ----------   ---------
                                                  ----------   ---------

The federal income tax basis of the Portfolio's investments at December 31, 1995 was $184,726,853 and, accordingly, net unrealized appreciation for federal income tax purposes was $10,354,411 (gross unrealized appreciation--$10,475,201 gross unrealized depreciation--$120,790).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1995, of approximately $83,764,100 of which $41,890,000 expires in 1997, $23,240,000 expires in 1998 and $18,634,100 expires in 2002. Such carryforward is after utilization of approximately $3,875,500 of net taxable gains realized and recognized during the year ended December 31, 1995. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of December 31, 1995, the Fund has a 0.4% undivided interest in the joint account. The undivided interest for the Fund represents $4,263,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest is $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest is $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest is $372,300,053.
Morgan Stanley & Co. Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest is $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest is $372,300,416.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B and C shares. Of the 24,006,782 shares of common stock issued and outstanding at December 31, 1995, PMF owned 12,717 Class A shares. Transactions in shares of common stock were as follows:

Class A                               Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1995:
Shares sold.......................   1,850,612    $15,008,482
Shares issued in reinvestment of
  dividends.......................     550,526      4,466,762
Shares reacquired.................  (8,945,391)   (72,011,740)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............  (6,544,253)   (52,536,496)
Shares issued upon conversion from
  Class B.........................     169,839      1,290,841
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (6,374,414)  $(51,245,655)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1994:
Shares sold.......................     818,956    $ 6,611,489
Shares issued in reinvestment of
  dividends and distributions.....     477,735      3,708,750
Shares reacquired................. (11,028,813)   (85,609,639)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (9,732,122)   $(75,289,400)
                                    -----------   ------------
                                    -----------   ------------
Class B
----------------------------------
Year ended December 31, 1995:
Shares sold.......................     195,759    $ 1,567,104
Shares issued in reinvestment of
  dividends.......................     107,743        873,686
Shares reacquired.................  (1,173,472)    (9,304,389)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............    (869,970)    (6,863,599)
Shares reacquired upon conversion
  into Class A....................    (169,615)    (1,290,841)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (1,039,585)   $(8,154,440)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1994:
Shares sold.......................     741,502    $ 5,987,116
Shares issued in reinvestment of
  dividends and distributions.....     131,446      1,025,848
Shares reacquired.................  (2,424,396)   (18,845,429)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (1,551,448)   $(11,832,465)
                                    -----------   ------------
                                    -----------   ------------
Class C                                 Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1995:
Shares sold.......................       1,439    $    10,601
Shares issued in reinvestment of
  dividends.......................         116            954
                                    -----------   ------------
Increase in shares outstanding....       1,555    $    11,555
                                    -----------   ------------
                                    -----------   ------------
August 1, 1994* through December 31, 1994:
Shares sold.......................          26    $       200
Shares issued in reinvestment of
  dividends.......................          --              2
                                    -----------   ------------
Increase in shares outstanding....          26    $       202
                                    -----------   ------------
                                    -----------   ------------

---------------
* Commencement of offering of Class C shares.
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                              Class A(e)
                                                 --------------------------------------------------------------------
                                                                                         Ten Months
                                                      Year Ended December 31,              Ended          Year Ended
                                                 ----------------------------------     December 31,     February 29,
                                                   1995         1994         1993         1992(b)            1992
                                                 --------     --------     --------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $   7.32     $   8.43     $   7.77       $   8.39         $   8.79
                                                 --------     --------     --------     ------------     ------------
Income from investment operations
Net investment income.........................        .52(d)       .50          .59            .61              .71
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       1.20(d)     (1.09)         .63           (.36)            (.36)
                                                 --------     --------     --------     ------------     ------------
   Total from investment operations...........       1.72         (.59)        1.22            .25              .35
                                                 --------     --------     --------     ------------     ------------
Less distributions
Dividends from net investment income..........       (.52)(d)     (.29)        (.48)          (.59)            (.71)
Distributions in excess of net investment
   income.....................................       (.22)(d)    --           --            --               --
Distributions from capital gains..............      --            (.01)        (.08)          (.28)          --
Tax return of capital distributions...........      --            (.22)       --            --                 (.04)
                                                 --------     --------     --------     ------------     ------------
   Total distributions........................       (.74)        (.52)        (.56)          (.87)            (.75)
                                                 --------     --------     --------     ------------     ------------
Net asset value, end of period................   $   8.30     $   7.32     $   8.43       $   7.77         $   8.39
                                                 --------     --------     --------     ------------     ------------
                                                 --------     --------     --------     ------------     ------------
TOTAL RETURN(c):..............................      24.01%       (7.02)%      16.12%          3.09%            4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $181,985     $207,153     $320,406       $378,865         $271,714
Average net assets (000)......................   $200,759     $262,882     $355,018       $331,339         $399,714
Ratios to average net assets:
   Expenses, including distribution fees......       1.40%        1.46%        1.41%          1.30%(a)         1.20%
   Expenses, excluding distribution fees......       1.25%        1.31%        1.26%          1.15%(a)         1.15%
   Net investment income......................       6.09%        6.04%        7.42%          9.08%(a)         8.43%
Portfolio turnover rate.......................        220%         554%         361%           201%             170%
Total debt outstanding at end of period
   (000)......................................      --           --           --            --               --
Asset coverage(f).............................      --           --           --            --               --

                                                 Year Ended
                                                February 28,
                                                    1991
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   8.56
                                                ------------
Income from investment operations
Net investment income.........................         .74
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         .35
                                                ------------
   Total from investment operations...........        1.09
                                                ------------
Less distributions
Dividends from net investment income..........        (.74)
Distributions in excess of net investment
   income.....................................      --
Distributions from capital gains..............      --
Tax return of capital distributions...........        (.12)
                                                ------------
   Total distributions........................        (.86)
                                                ------------
Net asset value, end of period................    $   8.79
                                                ------------
                                                ------------
TOTAL RETURN(c):..............................       13.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $449,178
Average net assets (000)......................    $437,752
Ratios to average net assets:
   Expenses, including distribution fees......        1.04%
   Expenses, excluding distribution fees......        1.04%
   Net investment income......................        8.61%
Portfolio turnover rate.......................         250%
Total debt outstanding at end of period
   (000)......................................     $20,240
Asset coverage(f).............................     $23,193

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Prior to October 7, 1991, the Fund was organized as a closed-end fund.
(f) Per $1,000 of debt outstanding.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
-------------------------------------------------------------------------------

                                                                              Class B                                    Class C
                                                 -----------------------------------------------------------------     -----------
                                                                                                      January 15,
                                                                                      Ten Months        1992(f)
                                                     Year Ended December 31,            Ended           Through         Year Ended
                                                 -------------------------------     December 31,     February 29,     December 31,
                                                  1995        1994        1993         1992(b)            1992             1995
                                                 -------     -------     -------     ------------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $  7.33     $  8.44     $  7.79       $   8.40          $ 8.43           $ 7.33
                                                 -------     -------     -------     ------------         -----            -----
Income from investment operations
Net investment income.........................       .47(d)      .45         .54            .57             .08             .47(d)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.20(d)    (1.09)        .63           (.35)           (.03)           1.20(d)
                                                 -------     -------     -------     ------------         -----            -----
   Total from investment operations...........      1.67        (.64)       1.17            .22             .05             1.67
                                                 -------     -------     -------     ------------         -----            -----
Less distributions
Dividends from net investment income..........      (.47)(d)    (.26)       (.44)          (.55)           (.08)          (.47)(d)
Distributions in excess of net investment
   income.....................................      (.22)(d)   --          --            --              --               (.22)(d)
Distributions from capital gains..............     --           (.01)       (.08)          (.28)         --               --
Tax return of capital distributions...........     --           (.20)      --            --              --               --
                                                 -------     -------     -------     ------------         -----            -----
   Total distributions........................      (.69)       (.47)       (.52)          (.83)           (.08)            (.69)
                                                 -------     -------     -------     ------------         -----            -----
Net asset value, end of period................   $  8.31     $  7.33     $  8.44       $   7.79          $ 8.40           $ 8.31
                                                 -------     -------     -------     ------------         -----            -----
                                                 -------     -------     -------     ------------         -----            -----
TOTAL RETURN(c):..............................     23.25%      (7.69)%     15.29%          2.70%           0.58%           23.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $17,317     $22,906     $39,440        $33,500          $1,049              $13
Average net assets (000)......................   $19,336     $31,835     $36,197        $18,358          $  456              $11
Ratios to average net assets:
   Expenses, including distribution fees......      2.00%       2.07%       2.01%          1.90%(a)        1.03%(a)         2.00%
   Expenses, excluding distribution fees......      1.25%       1.31%       1.26%          1.15%(a)         .28%(a)         1.25%
   Net investment income......................      5.49%       5.44%       6.67%          8.54%(a)        9.43%(a)         5.49%
Portfolio turnover rate.......................       220%        554%        361%           201%            170%             220%

                                                 August 1,
                                                  1994(g)
                                                  Through
                                                December 31,
                                                    1994
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 7.69
                                                    -----

Income from investment operations
Net investment income.........................        .14
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       (.32)
                                                    -----

   Total from investment operations...........       (.18)
                                                    -----

Less distributions
Dividends from net investment income..........       (.10)
Distributions in excess of net investment
   income.....................................     --
Distributions from capital gains..............     --
Tax return of capital distributions...........       (.08)
                                                    -----

   Total distributions........................       (.18)
                                                    -----

Net asset value, end of period................     $ 7.33
                                                    -----
                                                    -----

TOTAL RETURN(c):..............................      (2.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............       $193(e)
Average net assets (000)......................       $197(e)
Ratios to average net assets:
   Expenses, including distribution fees......       1.05%(a)
   Expenses, excluding distribution fees......        .30%(a)
   Net investment income......................       3.30%(a)
Portfolio turnover rate.......................        554%

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Figures are actual and not rounded to the nearest thousand.
(f) Commencement of offering of Class B shares.
(g) Commencement of offering of Class C shares.
-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Report of Independent Accountants                INCOME FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Intermediate Global Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global Income Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years ended December 31, 1995, for the ten month period ended December 31, 1992 and for each of the two years in the period ended February 29, 1992 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 20, 1996
-------------------------------------------------------------------------------

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

     P-1: The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     P-2: The designation "Prime-2" or "P-2" indicates a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

     AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

COMMERCIAL PAPER

     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 270 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (VALUE OF $1 INVESTED ON 12/31/25)


                                    [GRAPH]


----------

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                       Historical Total Returns of Different Bond Market Sectors

                                                                                                                          YTD
                                        '87        '88       '89       '90       '91       '92       '93      '94         9/95
                                       ----       ----      ----      ----      ----      ----      ----      ---         ----
U.S. GOVERNMENT
  TREASURY BONDS(superior1) .........   2.0%       7.0%     14.4%      8.5%     15.3%      7.2%     10.7%     (3.4)%      13.2%
                                       ----       ----      ----      ----      ----      ----      ----       ---        ----
U.S. GOVERNMENT
  MORTGAGE SECURITIES(superior2) ....   4.3%       8.7%     15.4%     10.7%     15.7%      7.0%      6.8%     (1.6)%      13.1%
                                       ----       ----      ----      ----      ----      ----      ----       ---        ----
U.S. INVESTMENT GRADE
  CORPORATE BONDS(superior3) ........   2.6%       9.2%     14.1%      7.1%     18.5%      8.7%     12.2%     (3.9)%      16.5%
                                       ----       ----      ----      ----      ----      ----      ----       ---        ----
U.S. HIGH YIELD
  CORPORATE BONDS(superior4) ........   5.0%      12.5%      0.8%     (9.6)%    46.2%     15.8%     17.1%     (1.0)%      15.6%
                                       ----       ----      ----      ----      ----      ----      ----       ---        ----
WORLD GOVERNMENT
  BONDS(superior5) ..................  35.2%       2.3%     (3.4)%    15.3%     16.2%      4.8%     15.1%      6.0%       17.1%
                                       ====       ====      ====      ====      ====      ====      ====       ===        ====
DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURN PERCENT ....................  33.2       10.2      18.8      24.9      30.9      11.0      10.3       9.9         4.0

----------

(superior1)  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(superior2)  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(superior3)  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. AlI bonds in the index have maturities of at least one year.

(superior4)  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(superior5)  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over
             800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)

                                    [CHART]

----------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


EFFICIENT FRONTIER OF US VS NON-US BONDS

This chart below is a graphical representation of the risk/return possibilities of a portfolio consisting of US bonds and non-US bonds (Unhedged).


                                    [CHART]

----------
Source







EFFICIENT FRONTIER OF US STOCKS VS NON-US BONDS

This chart below is a graphical representation of the risk/return possibilities of a portfolio consisting of US Stocks and Non-US Bonds (Unhedged).

                                    [CHART]

----------
Source





EFFICIENT FRONTIER OF US STOCK/BOND MIX VS NON-US BONDS

This chart below is a graphical representation of the risk/return possibilities of a portfolio consisting of a US Bond/Stock Mix and Non-US Bonds (Unhedged).

                                    [CHART]

----------
Source

SALOMON BROTHERS INTERNATIONAL LTD

                  HISTORICAL RISK-RETURN FROM A USD PERSPECTIVE

Time Period: 31 Dec 1984 to 31 Jan 1996
All indices in USD terms unhedged
All annualized numbers
Risk is defined as the annualized standard deviation of monthly returns

                                                               Return      Risk
                                                               ------     ------
SB US Treasury Index (All Maturities) ....................     10.38%      5.15%
SB Non-US World Govt Bond Index (All Maturities) .........     15.08%     11.50%
      Correlation between monthly returns ................      0.33

                           HISTORICAL RISK AND RETURN

        US Tsy         NS WGBI      Return          Risk
        ------         -------      ------         ------
         100%             0%        10.38%          5.15%
          90%            10%        10.85%          5.13%
          80%            20%        11.32%          5.35%
          70%            30%        11.79%          5.76%
          60%            40%        12.26%          6.34%
          50%            50%        12.73%          7.04%
          40%            60%        13.20%          7.83%
          30%            70%        13.67%          8.69%
          20%            80%        14.14%          9.59%
          10%            90%        14.61%         10.53%
           0%           100%        15.08%         11.50%

                                                               Return      Risk
                                                               ------     ------
S&P 500 Return Index (Source: Datastream) ................     16.45%     14.59%
SB Non-US World Govt Bond Index (All Maturities) .........     15.08%     11.50%
      Correlation between monthly returns ................     -0.03

                           HISTORICAL RISK AND RETURN

        S&P 500        NS WGBI      Return          Risk
        -------        -------      ------         ------
         100%             0%        16.45%         14.59%
          90%            10%        16.32%         13.14%
          80%            20%        16.18%         11.82%
          70%            30%        16.04%         10.67%
          60%            40%        15.90%          9.75%
          50%            50%        15.77%          9.13%
          40%            60%        15.63%          8.88%
          30%            70%        15.49%          9.03%
          20%            80%        15.36%          9.56%
          10%            90%        15.22%         10.40%
           0%           100%        15.08%         11.50%

                                                               Return      Risk
                                                               ------     ------
SB Non-US World Govt Bond Index (All Maturities) .........     15.08%     11.50%
60% S&P 500/40% US Treasuries ............................     14.26%      9.64%
      Correlation between monthly returns ................      0.04

                           HISTORICAL RISK AND RETURN

                       60%/4%
        NS WGBI       S&P/USTs      Return          Risk
        -------       --------      ------         ------
         100%             0%        15.08%         11.50%
          90%            10%        15.00%         10.43%
          80%            20%        14.92%          9.48%
          70%            30%        14.84%          8.66%
          60%            40%        14.75%          8.04%
          50%            50%        14.67%          7.65%
          40%            60%        14.59%          7.53%
          30%            70%        14.51%          7.70%
          20%            80%        14.43%          8.14%
          10%            90%        14.34%          8.80%
           0%           100%        14.26%          9.64%

COMPARISON OF WORLD BOND MARKETS

This table represents a percentage of total world bond assets broken down by country.

                        COMPARISON OF WORLD BOND MARKETS

           Country                                 Dec. '85    Dec. '94
           -------                                 --------    --------
           United States .....................        52%         42%
           Japan .............................        18%         20%
           Germany ...........................         7%         11%
           Italy .............................         4%          5%
           United Kingdom ....................         4%          3%
           France ............................         3%          5%
           Canada ............................         3%          2%
           Scandanavia .......................         3%          3%
           Belgium ...........................         2%          2%
           Switzerland .......................         1%          1%
           Holland ...........................         1%          2%
           Other .............................         2%          4%
                                                     ----        ----
                                                     100%        100%
                                                     ====        ====

SOURCE: Salomon Brothers